UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 21, 2006

Creative Enterprises International, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

NEVADA	23-3100268
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

461 Park Avenue South, Suite 303
New York, NY 10016
(Address and zip code of principal executive offices)

(212) 868-5262
(Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 21, 2006, Creative Enterprises International, Inc.’s common stock commenced quotation on the Over the Counter Bulletin Board maintained by the NASD under the trading symbol CEII.OB. Previously, our Common Stock was quoted in the Electronic Quotation Service known as the ‘‘Pink Sheets.’’ We issued a press release on June 22, 2006 announcing this event, which press release is annexed to this Current Report on Form 8-K as exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits

(c)	Exhibits

The following exhibits are filed or furnished herewith:

99.1	Press Release dated June 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CREATIVE ENTERPRISES INTERNATIONAL, INC.

By:/s/ Christopher Durkin

Name:	Christopher Durkin
Title:	Chief Executive Officer
Date:	June 22, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 22, 2006